UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
January 24, 2011 (January 22, 2011)
Date of Report (Date of earliest event reported)
CARE INVESTMENT TRUST INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-33549 (Commission File Number)	38-3754322 (I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor, New York, New York (Address of principal executive offices)	10017 (zip code)
Registrant’s telephone number, including area code: (212) 446-1414
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.
     Care Investment Trust Inc. (the “Company”), a real estate investment and finance company formed to invest in healthcare-related real estate, today announced that the class action lawsuit (the “Action”) filed against it in 2007 in connection with the Company’s IPO (Briarwood v. Care) has been fully and finally resolved.
     The Company issued a press release today to announce the final resolution of the lawsuit. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Exhibits
     (d) Exhibits
The following exhibit is filed as part of this Report to the extent described in Item 8.01.

Exhibit No.	Description of Document
99.1	Press Release

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 24, 2011

CARE INVESTMENT TRUST INC.
By:	/s/ Danielle M. DePalma
	Name:	Danielle M. DePalma
	Title:	Chief Compliance Officer and Secretary